
                                                                                                     EXHIBIT 99


---------------------------------------------------------------------------------------------------------------

                                               WFMBS MORTGAGE LOAN POOL
                                   20-YEAR THROUGH 30-YEAR 5/1 CMT INTERMEDIATE ARM
                                            RELO & NON-RELOCATION MORTGAGES
                                                  WFMBS SERIES 2003-D
                                               POOL PROFILE (01/10/2003)

---------------------------------------------------------------------------------------------------------------
                                                            ----------------------       ----------------------
                                                                  5/1 POOL                     TOLERANCE

                                                            ----------------------       ----------------------
      AGGREGATE PRINCIPAL BALANCE                                    $400,000,000                   (+/- 5.00%)

      MORTGAGE LOAN CUTOFF DATE                                          1-Feb-03                          N/A
      INTEREST RATE RANGE                                           3.625 - 6.750                          N/A
      GROSS WAC                                                            5.320%                (+ / - 10 bps)
      WEIGHTED AVERAGE SERVICE FEE
                                                                          37.5BPS

      MASTER SERVICING FEE                                                1.0 BPS ON SECURITIZATION ONLY
      WAM (in months)                                                         358                (+/- 2 months)

      WALTV                                                                   63%                 (maximum +5%)

      CALIFORNIA PERCENT                                                      40%                 (maximum +5%)
      SINGLE LARGEST ZIP CODE PERCENT                                          1%                (maximum  +3%)

      AVERAGE LOAN BALANCE                                               $462,267            (maximum +$25,000)
      LARGEST INDIVIDUAL LOAN BALANCE                                  $1,000,000          (maximum $1,500,000)

      CASH OUT REFINANCE PERCENT                                              15%                (maximum  +5%)

      PRIMARY RESIDENCE PERCENT                                               95%                 (minimum -5%)

      SINGLE FAMILY DETACHED PERCENT                                          89%                 (minimum -5%)

      FULL DOCUMENTATION PERCENT                                              79%                 (minimum -5%)

      WA FICO                                                                 732                 (minimum -10)

      UNINSURED > 80% LTV PERCENT                                              0%                 (maximum +3%)

      RELOCATION PERCENT                                                       1%                 (minimum -5%)

      GROSS MARGIN                                                         2.749%                 (+ / - 5 bps)

      GROSS LIFECAP                                                       10.321%                (+ / - 10 bps)

      WA MONTHS TO NEXT ROLL                                                   58              (+ / - 3 months)

      INTEREST ONLY PERCENT                                                   24%                (maximum  +5%)


                     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                        MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                            SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
---------------------------------------------------------------------------------------------------------------
      (1)   All dollar amounts are approximate and all percentages are expressed  as approximate percentages of the Aggregate Principal Balance.

---------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                 WFMBS MORTGAGE LOAN POOL
                                     20-YEAR THROUGH 30-YEAR 5/1 CMT INTERMEDIATE ARM
                                              RELO & NON-RELOCATION MORTGAGES
                                                    WFMBS SERIES 2003-D
                                                    PRICING INFORMATION
                                                 POOL PROFILE (01/10/2003)

------------------------------------------------------------------------------------------------------------------------------------

COLLATERAL                                             All Mortgage Loans will Index off the One Year CMT.
                                                 None of the Mortgage Loans have a convertibility feature.
                         Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                                            Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                                                                         TBD by Wells Fargo

PASS THRU RATE                                                          Net WAC or Ratio Stripped/Variable

STRUCTURE                                                             TO CONFORM TO WFMBS 2002-B or 2002-F
                                                                                     EXCEPT AS NOTED BELOW
                                              (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                                            6-Feb-03                 10:00 AM

PRICING DATE                                                                                           TBD

SETTLEMENT DATE                                                                                  26-Feb-03

ASSUMED SUB LEVELS                                                                   Rating Agency         AGG Level
Levels and Rating Agencies for                                            AAA        Moodys/Fitch            2.80%
2003-D to be determined by                                                 AA            Fitch               1.50%
Wells Fargo                                                                 A            Fitch               0.90%
                                                                          BBB            Fitch               0.55%
                                                                           BB            Fitch               0.35%
                                                                            B            Fitch               0.20%
                                                                              Note:  AAA Class will be rated by two rating agencies.
                                                                            AA through B Classes will be rated by one rating agency.


NOTE:  Please note the following specifics of the 2003-D structure:
Class A Optimal Amt:  Class A PP% of Net Liquidation Proceeds for a
  Liquidated Loan
Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP%



* This Security may contain Pledged Asset Loans.
------------------------------------------------



WFMBS CONTACTS                                                                Brad Davis (301) 846-8009
                                                                              Gretchen Markley (301) 846-8356
                                                                              Mike Miller (301) 815-6397

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                     WFASC DENOMINATION POLICY
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   MINIMUM           PHYSICAL           BOOK ENTRY
TYPE AND DESCRIPTION OF CERTIFICATES                                            DENOMINATION       CERTIFICATES        CERTIFICATES
                                                                                   (1)(4)
-----------------------------------------------------------------------------------------------------------------------------------


Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex components
(subject to reasonable prepayment support)                                            $25,000           Allowed           Allowed

Companion classes for PAC, TAC, Scheduled Classes                                    $100,000           Allowed           Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit protection to
the Class A, Complex multi-component certificates                                    $100,000           Allowed           Allowed

Notional and Nominal Face IO                                                            (2)             Allowed           Allowed

Leveraged Inverse Floater IO                                                            (2)            Required         Not Allowed

Residual Certificates                                                                   (3)            Required         Not Allowed

All other types of Class A Certificates                                                 (5)               (5)               (5)


CLASS B (Investment Grade)                                                           $100,000           Allowed           Allowed

CLASS B (Non-Investment Grade)                                                       $250,000          Required         Not Allowed
-----------------------------------------------------------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.